SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Investment Trust

Smith Barney Institutional Cash Management Fund Inc.	Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners World Funds, Inc.

Legg Mason Partners Equity Funds	Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Municipal Funds	Legg Mason Partners Adjustable Rate Income Fund

Smith Barney Municipal Money Market Fund Inc.	Legg Mason Partners Investment Series

Legg Mason Partners Funds, Inc.	Legg Mason Partners Trust II

Legg Mason Partners Income Funds	Salomon Funds Trust

Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Variable Portfolios V

Smith Barney Money Funds, Inc.	CitiFunds Premium Trust

Legg Mason Partners Fundamental Value Fund, Inc.	CitiFunds Institutional Trust

Legg Mason Partners Variable Portfolios II	CitiFunds Trust I

Legg Mason Partners Managed Municipals Fund, Inc.	CitiFunds Trust III

Legg Mason Partners California Municipals Fund, Inc.	Salomon Brothers Capital Fund Inc

Legg Mason Partners New Jersey Municipals Fund, Inc.	The Salomon Brothers Fund Inc

Legg Mason Partners Oregon Municipals Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Arizona Municipals Fund, Inc.	Salomon Brothers Series Funds Inc

Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Variable Portfolios I, Inc.

Legg Mason Partners Sector Series, Inc.	Western Asset Funds II, Inc.

(Name of Registrant(s) as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Funds

Smith Barney Funds

CitiFunds

Salomon Brothers Funds

125 Broad Street, 10th Floor

New York, New York 10004

You should have recently received a package containing a Joint Proxy Statement and other materials relating to a special meeting of your Legg Mason-affiliated mutual fund.

It has come to our attention that, due to a printing error, certain portions of the chart appearing on pages 3 to 7 of the Joint Proxy Statement that you received may have been faded or illegible. Therefore, an additional copy of that chart is enclosed.

The printing error did not affect other portions of the Joint Proxy Statement or the proxy card that you received. However, if you wish to receive an additional copy of any proxy materials (including the Joint Proxy Statement), or if you have any questions concerning this matter or concerning voting, please call Computershare Fund Services, the funds’ proxy solicitor, at (866) 402-1719.

We apologize for any inconvenience and appreciate your continued investments in the Legg Mason-affiliated mutual funds.

SUMMARY OF PROPOSALS AND FUNDS VOTING

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Lifestyle Balanced Fund	✓				✓
Legg Mason Partners Lifestyle Conservative Fund	✓				✓
Legg Mason Partners Lifestyle Growth Fund	✓				✓
Legg Mason Partners Lifestyle High Growth Fund	✓				✓
Legg Mason Partners Lifestyle Income Fund	✓				✓
Legg Mason Partners Variable Lifestyle Balanced Portfolio	✓				✓
Legg Mason Partners Variable Lifestyle Growth Portfolio	✓				✓
Legg Mason Partners Variable Lifestyle High Growth Portfolio	✓				✓
Legg Mason Partners Variable Multiple Discipline Portfolio— All Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	✓			✓	✓
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio		✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio		✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio		✓			✓
Legg Mason Partners Investment Grade Bond Fund	✓		✓		✓
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	✓				✓		✓	✓
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds All Cap and International	✓				✓
Legg Mason Partners Real Return Strategy Fund	✓				✓	✓
Legg Mason Partners Small Cap Growth Fund	✓				✓
Legg Mason Partners Small Cap Value Fund	✓				✓
Legg Mason Partners Hansberger Global Value Fund	✓				✓	✓
Legg Mason Partners Government Securities Fund	✓		✓		✓
Legg Mason Partners Social Awareness Fund	✓		✓		✓				✓
California Money Market Portfolio		✓	✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Florida Municipals Fund		✓	✓		✓
Legg Mason Partners Georgia Municipals Fund		✓	✓		✓
Legg Mason Partners Intermediate-Term Municipals Fund		✓	✓		✓
Legg Mason Partners National Municipals Fund		✓	✓		✓
Massachusetts Money Market Portfolio		✓	✓		✓
New York Money Market Portfolio		✓	✓		✓
Legg Mason Partners New York Municipals Fund		✓	✓		✓
Legg Mason Partners Pennsylvania Municipals Fund		✓	✓		✓
Smith Barney Municipal Money Market Fund Inc		✓			✓
Legg Mason Partners Large Cap Value Fund		✓	✓		✓
Legg Mason Partners U.S. Government Securities Fund		✓			✓
Legg Mason Partners Short-Term Investment Grade Bond Fund		✓			✓
Legg Mason Partners Capital and Income Fund		✓	✓	✓	✓
Legg Mason Partners Convertible Fund		✓	✓	✓	✓
Legg Mason Partners Dividend and Income Fund		✓	✓	✓	✓
Legg Mason Partners Diversified Strategic Income Fund		✓		✓	✓
Legg Mason Partners Exchange Reserve Fund		✓	✓	✓	✓
Legg Mason Partners High Income Fund		✓		✓	✓
Legg Mason Partners Municipal High Income Fund		✓		✓	✓
Legg Mason Partners Total Return Bond Fund		✓		✓	✓
Legg Mason Partners Small Cap Core Fund, Inc.	✓		✓		✓
Smith Barney Money Funds—Government Portfolio		✓			✓
Legg Mason Partners Fundamental Value Fund, Inc.	✓				✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio		✓		✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio		✓	✓	✓	✓
Legg Mason Partners Managed Municipals Fund, Inc.		✓			✓
Legg Mason Partners California Municipals Fund, Inc.		✓			✓
Legg Mason Partners New Jersey Municipals Fund, Inc.		✓			✓
Legg Mason Partners Oregon Municipals Fund		✓	✓		✓
Legg Mason Partners Arizona Municipals Fund, Inc.		✓			✓
Legg Mason Partners Core Plus Bond Fund, Inc.		✓			✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Financial Services Fund	✓				✓				✓
Legg Mason Partners Health Sciences Fund	✓				✓
Legg Mason Partners Technology Fund	✓				✓
Legg Mason Partners Massachusetts Municipals Fund		✓	✓		✓
Legg Mason Partners Classic Values Fund	✓			✓	✓
Legg Mason Partners Intermediate Maturity California Municipals Fund	✓		✓	✓	✓
Legg Mason Partners Intermediate Maturity New York Municipals Fund	✓		✓	✓	✓
Legg Mason Partners Large Cap Growth Fund	✓			✓	✓
Legg Mason Partners S&P 500 Index Fund	✓			✓	✓
Legg Mason Partners Mid Cap Core Fund	✓			✓	✓
Legg Mason Partners Appreciation Fund, Inc.	✓				✓
Legg Mason Partners Inflation Management Fund	✓		✓		✓
Legg Mason Partners International All Cap Growth Fund	✓				✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	✓				✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	✓				✓				✓
Legg Mason Partners Adjustable Rate Income Fund		✓	✓		✓
Legg Mason Partners International Fund	✓		✓		✓
Legg Mason Partners Growth and Income Fund	✓		✓		✓
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	✓		✓		✓
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Government Portfolio	✓		✓		✓
Legg Mason Partners Variable Dividend Strategy Portfolio	✓		✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Diversified Large Cap Growth Fund		✓	✓		✓
Legg Mason Partners Small Cap Growth Opportunities Fund		✓	✓		✓
Legg Mason Partners Global Equity Fund		✓	✓		✓
Legg Mason Partners Capital Preservation Fund		✓
Legg Mason Partners Capital Preservation Fund II		✓
Legg Mason Partners Short Duration Municipal Income Fund		✓	✓		✓
Salomon Brothers National Tax Free Bond Fund		✓	✓		✓
Salomon Brothers California Tax Free Bond Fund		✓	✓		✓
Salomon Brothers New York Tax Free Bond Fund		✓	✓		✓
Salomon Brothers Mid Cap Fund		✓	✓		✓
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	✓		✓		✓
Citi Premium Liquid Reserves		✓		✓	✓
Citi Premium U.S. Treasury Reserves		✓		✓	✓
Citi Institutional Liquid Reserves		✓		✓	✓
Citi Institutional Cash Reserves		✓		✓	✓
Citi Institutional U.S. Treasury Reserves		✓		✓	✓
Citi Institutional Tax Free Reserves		✓		✓	✓
Citi Institutional Enhanced Income Fund		✓		✓	✓
Legg Mason Partners Emerging Markets Equity Fund	✓		✓		✓
Citi Cash Reserves		✓		✓	✓
Citi U.S. Treasury Reserves		✓		✓	✓
Citi Tax Free Reserves		✓		✓	✓
Citi California Tax Free Reserves		✓		✓	✓
Citi Connecticut Tax Free Reserves		✓		✓	✓
Citi New York Tax Free Reserves		✓		✓	✓
Salomon Brothers Capital Fund Inc.	✓				✓
The Salomon Brothers Fund Inc.	✓				✓
Salomon Brothers Investors Value Fund Inc.	✓				✓
Salomon Brothers Balanced Fund		✓	✓		✓
Salomon Brothers High Yield Bond Fund		✓			✓
Salomon Brothers Institutional Money Market Fund		✓
Salomon Brothers New York Municipal Money Market Fund		✓			✓
Salomon Brothers Short/Intermediate U.S. Government Fund		✓			✓
Salomon Brothers Small Cap Growth Fund		✓	✓		✓
Salomon Brothers Strategic Bond Fund		✓			✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	✓		✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	✓				✓
Western Asset Emerging Markets Debt Portfolio		✓			✓
Western Asset Global High Yield Bond Portfolio		✓			✓

*	See Appendix O for the specific changes upon which you will be asked to vote.